SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2008

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1700 Jay Ell Drive, Suite 200
Richardson Texas, 75081
(Address of principle executive offices)

(972) 470-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. Changes in Registrant’s Certifying Accountant

On August 7, 2008, Titan Global Holdings, Inc. (“Company”) dismissed KBA Group LLP (“KBA”) as its independent auditors and engaged Skoda, Minotti & Co. (“Skoda, Minotti”) as its independent auditors to audit its financial statements for its year ending August 31, 2008. This decision was approved by the Board of Directors of the Company. Prior to such engagement, the Company did not consult with Skoda, Minotti regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. Skoda, Minotti did audit the financial statements of Appalachian Oil Company, Inc., a wholly-owned subsidiary of the Company, for the years ended September 30, 2006 and 2005 and the year ended August 31, 2007.

During the fiscal years ended August 31, 2007 and 2006, and the subsequent interim period through the date of KBA’s dismissal on August 7, 2008, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the fiscal years ended August 31, 2007 and 2006.

KBA audited the Company’s financial statements for the years ended August 31, 2007 and 2006. KBA’s report for these periods did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

The Company has provided KBA with a copy of the disclosure contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as its independent registered public accounting firm and, if not, stating the respects in which it does not agree. A copy of KBA’s letter is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from KBA Group LLP, dated August 12, 2008

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ BRYAN M. CHANCE

Bryan M. Chance President & Chief Executive Officer

Date: August 12, 2008